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                                  Exhibit 32.2

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350

 In connection with the Form 10-Q (the "Report") of Ferro Corporation (the "Company")
                   [Name of Report]             [Name of Company]

 for the period ended June 30, 2003, I Thomas M. Gannon, Vice President and Chief Financial Officer, certify that :
                       [Date]         [Name of Officer]                          [Title]

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
        Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Thomas M. Gannon
-----------------------------------------
Thomas M. Gannon
Vice President and Chief Financial Officer



Dated:   August 14, 2003
-------------------------------



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